Exhibit 99.1




PROSPECTUS




                                [GRAPHIC OMITTED]


                        1,000,000,000 Depositary Receipts
                              Retail HOLDRSsm Trust



     The Retail HOLDRSsm Trust issues Depositary Receipts called Retail HOLDRSsm representing your undivided beneficial ownership in the common stock of a group of specified companies that, among other things, sell retail merchandise to consumers through traditional retail stores, the Internet, mail order catalogs and other outlets. The Bank of New York is the trustee. You only may acquire, hold or transfer Retail HOLDRS in a round-lot amount of 100 Retail HOLDRS or round-lot multiples. Retail HOLDRS are separate from the underlying common stocks that are represented by the Retail HOLDRS. For a list of the names and the number of shares of the companies that make up a Retail HOLDR, see "Highlights of Retail HOLDRS--The Retail HOLDRS" starting on page 9. The trust will issue the additional Retail HOLDRS on a continuous basis.


     Investing in Retail HOLDRS involves significant risks. See "Risk Factors" starting on page 4.


     Retail HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Retail HOLDRS are not interests in the Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.


     The Retail HOLDRS are listed on the American Stock Exchange under the symbol "RTH". On June 17, 2002, the last reported sale price of the Retail HOLDRS on the American Stock Exchange was $93.00.
                                ---------------


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                  The date of this prospectus is June 18, 2002.


     "HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of
                            Merrill Lynch & Co., Inc.


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                                TABLE OF CONTENTS

                                                                           Page

SUMMARY........................................................................3
RISK FACTORS...................................................................4
HIGHLIGHTS OF RETAIL HOLDRS....................................................9
THE TRUST.....................................................................16
DESCRIPTION OF RETAIL HOLDRS..................................................16
DESCRIPTION OF THE UNDERLYING SECURITIES......................................17
DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT.................................19
UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.................................23
ERISA CONSIDERATIONS..........................................................26
PLAN OF DISTRIBUTION..........................................................26
LEGAL MATTERS.................................................................27
WHERE YOU CAN FIND MORE INFORMATION...........................................27


                                 ---------------

     This prospectus contains information you should consider when making your investment decision. With respect to information about Retail HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Retail HOLDRS in any jurisdiction where the offer or sale is not permitted.

     The Retail HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Retail HOLDRS or of the underlying securities through an investment in the Retail HOLDRS.

                                     SUMMARY

     The Retail HOLDRS Trust was formed under the depositary trust agreement, dated as of March 12, 2001, among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Retail HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

     The trust currently holds shares of common stock issued by a group of specified companies that, at the time of the initial offering, among other things, sold retail merchandise to consumers through traditional retail stores, the Internet, mail order catalogs and other outlets. The number of shares of each company's common stock held by the trust with respect to each round-lot of Retail HOLDRS is specified under "Highlights of Retail HOLDRS--The Retail HOLDRS." This group of common stocks and the securities of any company that may be added to the Retail HOLDRS are collectively referred to in this prospectus as the securities or the underlying securities. There are currently 20 companies included in the Retail HOLDRS, which may change as a result of reconstitution events, distributions of securities by the underlying issuers or other events. The Retail HOLDRS are separate from the underlying common stocks that are represented by the Retail HOLDRS. On June 17, 2002, there were 509,000 Retail HOLDRS outstanding.

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

                                  RISK FACTORS

     An investment in Retail HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Retail HOLDRS, including the risks associated with concentrated investments in the retailing industry.

General Risk Factors

        o Loss of investment. Because the value of Retail HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Retail HOLDRS if the underlying securities decline in value.

        o Discount trading price. Retail HOLDRS may trade at a discount to the aggregate value of the underlying securities.

        o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Retail HOLDRS or other corporate events, such as mergers, a Retail HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Retail HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

        o Not necessarily representative of the retailing industry. At the time of the initial offering, the companies included in Retail HOLDRS were generally considered to be involved in various aspects of the retailing industry. However, the market price of the underlying securities and the Retail HOLDRS may not necessarily follow the price movements of the entire retailing industry generally. If the underlying securities decline in value, your investment in the Retail HOLDRS will decline in value even if the market price of the securities of companies in the retailing industry generally increase in value. In addition, since the time of the initial offering, the companies included in the Retail HOLDRS may not be involved in the retailing industry. In this case, the Retail HOLDRS may no longer consist of securities issued only by companies involved in the retailing industry.

        o Not necessarily comprised only of retail companies. As a result of distributions of securities by companies included in the Retail HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Retail HOLDRS and that are not involved in the retailing industry may be included in the Retail HOLDRS. The securities of a new company will only be distributed from the Retail HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in Retail HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through Nasdaq National Market System. As of January 2, 2002, Standard & Poor's Corporation sector classifications are based upon the Standard & Poor's Global Industry Classification Standard ("GICS") sectors. As there are only 10 broadly defined GICS sectors, the use of GICS sectors to determine whether a new company will be included in the Retail HOLDRS provides no assurance that each new company included in the Retail HOLDRS will be involved in the retailing industry. Currently, the underlying securities included in the Retail HOLDRS are represented in the Consumer Discretionary and Consumer Staples GICS sectors. As each Standard & Poor's GICS sector is defined so broadly, the securities of a new company could have the same GICS sector classification as a company currently included in the Retail HOLDRS yet not be involved in the retailing industry. In addition, the GICS sector classifications of securities included in the Retail HOLDRS may change over time if the companies that issued these securities change their focus of

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          operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both. Therefore, additional GICS sectors may be represented in the Retail HOLDRS, which may also result in the inclusion in the Retail HOLDRS of the securities of a new company that is not involved in the retailing industry.

        o No investigation of underlying securities. The underlying securities initially included in the Retail HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of the issuers and the market liquidity of securities in the retailing industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. Consequently, the Retail HOLDRS Trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and each of their respective affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their respective affiliates.

        o Loss of Diversification. As a result of industry developments, reorganizations, or market fluctuations affecting the issuers of the underlying securities, Retail HOLDRS may not necessarily continue to be a diversified investment in the retailing industry. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution or securities from, or the inclusion of additional securities in, Retail HOLDRS may reduce diversification. Retail HOLDRS may represent a concentrated investment in one or more of the underlying securities, which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

        o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in a tender offer relating to one or more of the underlying securities, or participate in any form of stock repurchase program by an issuer of an underlying security, you will be required to cancel your Retail HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Retail HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Retail HOLDRS will involve payment of a cancellation fee to the trustee.

        o Trading halts. Trading in Retail HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Retail HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in the Retail HOLDRS, you will not be able to trade Retail HOLDRS and you will only be able to trade the underlying securities if you cancel your Retail HOLDRS and receive each of the underlying securities.

        o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Retail HOLDRS. If the Retail HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Retail HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Retail HOLDRS are delisted. There are currently 20 companies whose securities are included in the Retail HOLDRS.

        o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner &
          Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in the Retail HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking and other activities, and may provide services to issuers of the underlying securities in connection with its business.

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        o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Retail HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to Companies Involved in the Retailing Industry

        o Retail companies operate in a highly competitive industry and face intense price competition. The retailing industry is highly competitive with numerous industry participants. The companies included in the Retail HOLDRS compete with general merchandise, apparel and household merchandise retailers, Internet retailers, discount retailers, television direct marketers and mail-order catalog retailers. Some of the principal factors which retail companies must address to remain competitive include:

                o merchandise selection and quality;

                o brand recognition;

                o price;

                o convenience;

                o customer service; and

                o timely product delivery.

          Retail companies may also face increased pricing pressure as more retail outlets, especially electronic-commerce retailers and discount retailers, are established that are able to offer similar merchandise at reduced prices. If any of the companies included in the Retail HOLDRS fail to successfully compete and maintain customer satisfaction and market share, its stock price may decline and will negatively affect the market price of the Retail HOLDRS.

        o The companies in the Retail HOLDRS may be subject to seasonal and quarterly variations in the retailing industry. The apparel and general merchandise segments of the retailing industry have historically been subject to significant seasonal and quarterly variations. Many retailers derive a significant portion of their annual revenue during the months of November and December. In anticipation of increased sales activity during this period many retail companies incur significant additional expenses. If the demand during November and December is miscalculated, a retail company could have significant excess inventory, which would have an adverse affect on its financial performance. In addition, a significant shortfall in sales during November and December would have an adverse impact on the results of operations of a retail company. Any seasonal or quarterly fluctuations that a retail company reports may not match the expectations of market analysts and investors. This, along with any changes in the expectations of consumer demand, could cause the market price of the Retail HOLDRS to fluctuate significantly.

        o Retail companies' revenues may be adversely affected by general economic factors. General economic factors in the markets in which retail companies operate, many of which are beyond their control, may nevertheless materially adversely affect company forecasts and actual performance. These factors include:

                o interest rates;

                o difficulty in obtaining additional financing;

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                o recession;

                o inflation and deflation;

                o consumer credit availability and debt levels;

                o tax rates and policy;

                o unemployment trends; and

                o other matters that influence consumer confidence and spending.

          These factors may negatively affect consumer spending and confidence and result in reduced revenues for retail companies. As many of the companies included in the Retail HOLDRS are apparel and general merchandise retailers that rely on consumers' purchases of discretionary items for a significant portion of their sales, during periods where disposable income is lower or during periods of economic uncertainty, consumer purchases of these items may decline. As a result, retail companies may be more adversely affected by a cyclical downturn in the economy than other companies. In addition, increased volatility in financial markets may cause these factors to change with a greater degree of frequency and magnitude.

        o Companies whose securities are included in the Retail HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose securities are included in the Retail HOLDRS. Companies whose securities are included in Retail HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose securities are included in the Retail HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, delay their introduction of new products and services or reduce or terminate their operations generally. Any of these actions may reduce the market price of stocks in the retailing industry.

        o Other broad market and industry factors may decrease the stock price of retail stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions, such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of retailing stocks. Current economic conditions have adversely affected employment and other significant elements of the economy that drive productivity and the financial strength of businesses. These economic conditions could have a material adverse affect on retail sales and, as a result, the financial condition and results of operations of companies whose common stocks are included in Retail HOLDRS. The events of September 11, 2001, in New York and Washington, D.C., as well as the United States' war on terrorism, may have an unpredictable effect on economic conditions of companies whose common stocks are included in Retail HOLDRS. Companies whose common stocks are included in Retail HOLDRS results of operations and financial condition could be adversely impacted if those events and other related events cause further disruptions in the economy.

        o Many of the companies included in the Retail HOLDRS are dependent on third party suppliers and distribution systems. Many of the companies included in the Retail HOLDRS purchase merchandise both directly from brand owners and indirectly from retailers and third party suppliers. These companies may also be dependent upon suppliers for the products used for their own brand name merchandise. Reliance on third party suppliers subjects retail companies to risks of delivery delays, price increases and receipt of non-conforming or poor quality merchandise. The purchase of

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          merchandise from parties other than the brand owners also increases the risk that a retail company could mistakenly purchase and sell non-authentic or damaged goods, which may expose them to liability. In addition, many of the companies in the Retail HOLDRS use third party distributors and transportation providers over which they have no control to deliver and transport their merchandise. If retail companies encounter problems with their suppliers or distributors, their reputation could be harmed and their operations and financial conditions could be adversely affected.

        o Unexpected changes in consumer trends can affect the business of retail companies. Consumer trends can change rapidly, and the retail business is sensitive to these changes. The consumer companies included in the Retail HOLDRS may not accurately anticipate shifts in consumer trends and adjust their merchandise mix to appeal to changing consumer tastes in a timely manner. If a company misjudges the market for its products or is unsuccessful in responding to changes in consumer trends or in market demand, the retail company could experience insufficient or excess inventory levels or higher markdowns, any of which would have a material adverse effect on its business, financial condition and results of operations and could adversely affect the price of the Retail HOLDRS.

        o Retail companies may be unable to protect their intellectual property rights and may be liable for infringing the intellectual property rights of others. Third parties may infringe or misappropriate the trademarks or other proprietary rights of the retail companies included in the Retail HOLDRS, which could have a material adverse effect on their business, results of operations or financial condition. Retail companies could also incur substantial costs in asserting and defending their intellectual property or proprietary rights. In addition, third parties may assert infringement claims against companies included in the Retail HOLDRS for infringement or misappropriation of their proprietary rights. These claims and any resulting litigation, if it occurs, could subject companies included in the Retail HOLDRS to significant liability for damages and may also result in limitations on the ability to use the intellectual property subject to the claim.

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                           HIGHLIGHTS OF RETAIL HOLDRS

     This discussion highlights information regarding Retail HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Retail HOLDRS.

Issuer................................    Retail HOLDRS Trust.

The trust.............................    The Retail HOLDRS Trust was formed
                                          under the depositary trust agreement,
                                          dated as of March 12, 2001 among The
                                          Bank of New York, as trustee, Merrill
                                          Lynch, Pierce, Fenner & Smith
                                          Incorporated, other depositors and the
                                          owners of the Retail HOLDRS. The trust
                                          is not a registered investment company
                                          under the Investment Company Act of
                                          1940.

Initial depositor.....................    Merrill Lynch, Pierce, Fenner & Smith
                                          Incorporated.

Trustee...............................    The Bank of New York, a New York
                                          state-chartered banking organization,
                                          is the trustee and receives
                                          compensation as set forth in the
                                          depositary trust agreement. The
                                          trustee is responsible for receiving
                                          deposits of underlying securities and
                                          delivering Retail HOLDRS representing
                                          the underlying securities issued by
                                          the trust. The trustee holds the
                                          underlying securities on behalf the
                                          holders of Retail HOLDRS.

Purpose of Retail HOLDRS..............    Retail HOLDRS are designed to achieve
                                          the following:

                                          Diversification. Retail HOLDRS are
                                          designed to allow you to diversify
                                          your investments in the retailing
                                          industry through a single,
                                          exchange-listed instrument
                                          representing your undivided beneficial
                                          ownership of the underlying
                                          securities.

                                          Flexibility. The beneficial owners of
                                          Retail HOLDRS have undivided
                                          beneficial ownership interests in each
                                          of the underlying securities
                                          represented by the Retail HOLDRS, and
                                          can cancel their Retail HOLDRS to
                                          receive each of the underlying
                                          securities represented by the Retail
                                          HOLDRS.

                                          Transaction costs. The expenses
                                          associated with buying and selling
                                          Retail HOLDRS in the secondary market
                                          are expected to be less than
                                          separately buying and selling each of
                                          the underlying securities in a
                                          traditional brokerage account with
                                          transaction-based charges.

Trust assets..........................    The trust holds securities issued by
                                          specified companies that, when
                                          initially selected, were in the
                                          retailing industry. Except when a
                                          reconstitution event, distribution of
                                          securities by an underlying issuer or
                                          other event occurs, the group of
                                          companies will not change.
                                          Reconstitution events are described in
                                          this prospectus under the heading
                                          "Description of the Depositary Trust
                                          Agreement--Distributions" and
                                          "--Reconstitution events." There are
                                          currently 20 companies included in the
                                          Retail HOLDRS.

                                          The trust's assets may increase or
                                          decrease as a result of in-kind
                                          deposits and withdrawals of the
                                          underlying securities during the life
                                          of the trust.

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The Retail HOLDRS.....................    The trust has issued, and may continue
                                          to issue, Retail HOLDRS that represent
                                          your undivided beneficial ownership
                                          interest in the shares of U.S.-traded
                                          securities held by the trust on your
                                          behalf. The Retail HOLDRS themselves
                                          are separate from the underlying
                                          securities that are represented by the
                                          Retail HOLDRS.

                                          The following table provides:

                                           - the names of the 20 issuers of the
                                             underlying securities currently
                                             represented by the Retail HOLDRS,

                                           - stock ticker symbols,

                                           - share amounts represented by a
                                             round-lot of 100 Retail HOLDRS, and

                                           - the principal U.S. market on which
                                             the underlying securities are
                                             traded.

                                                                   Primary
                                                   Share           Trading
          Name of Company            Ticker       Amounts           Market
------------------------------      --------     --------        -----------
Albertson's Inc.                     ABS            8               NYSE
Amazon.com, Inc.                     AMZN           7               Nasdaq
Best Buy Co., Inc.                   BBY            6               NYSE
Costco Wholesales Corporation        COST           8               Nasdaq
CVS Corporation                      CVS            7               NYSE
Federated Department Stores          FD             4               NYSE
Kohl's Corporation                   KSS            6               NYSE
Lowe's Companies, Inc.               LOW            14              NYSE
RadioShack Corporation               RSH            3               NYSE
Safeway Inc.                         SWY            9               NYSE
Sears, Roebuck and Co.               S              6               NYSE
Target Corporation                   TGT            16              NYSE
The Gap, Inc.                        GPS            16              NYSE
The Home Depot, Inc.                 HD             40              NYSE
The Kroger Co.                       KR             15              NYSE
The Limited, Inc.                    LTD            8               NYSE
The May Department Stores Company    MAY            6               NYSE
The TJX Companies, Inc.              TJX            10              NYSE
Walgreen Co.                         WAG            19              NYSE
Wal-Mart Stores, Inc.                WMT            36              NYSE

-------------------------
(1) Best Buy Co., Inc. announced a 3-for-2 stock split on its common stock payable to shareholders of record as of April 26, 2002. Best Buy began trading on a split-adjusted basis on May 13, 2002. Effective May 15, 2002 the share amount of Best Buy represented by a round lot of 100 Retail HOLDRS is 6.

(2) The TJX Companies, Inc. announced a 2-for-1 stock split on its common stock payable to shareholders of record as of April 25, 2002. TJX began trading on a split-adjusted basis on May 9, 2002. Effective May 14, 2002, the share amount of TJX represented by a round lot of 100 Retail HOLDRS is 10.


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                                          The companies whose common stocks were
                                          included in the Retail HOLDRS at the
                                          time Retail HOLDRS were originally
                                          issued were generally considered to be
                                          among the 20 largest and most liquid
                                          companies with U.S.-traded securities
                                          involved in the retailing industry, as
                                          measured by market capitalization and
                                          trading volume on January 24, 2001.
                                          The market capitalization of a company
                                          is determined by multiplying the
                                          market price of its common stock by
                                          the number of its outstanding shares
                                          of common stock.

                                          The trust will only issue and cancel,
                                          and you may only obtain, hold, trade
                                          or surrender Retail HOLDRS in a
                                          round-lot of 100 Retail HOLDRS and
                                          round-lot multiples. The trust will
                                          only issue Retail HOLDRS upon the
                                          deposit of the whole shares
                                          represented by a round-lot of 100
                                          Retail HOLDRS. In the event that a
                                          fractional share comes to be
                                          represented by a round-lot of Retail
                                          HOLDRS, the trust may require a
                                          minimum of more than one round-lot of
                                          100 Retail HOLDRS for an issuance so
                                          that the trust will always receive
                                          whole share amounts for issuance of
                                          Retail HOLDRS.

                                          The number of outstanding Retail
                                          HOLDRS will increase and decrease as a
                                          result of in-kind deposits and
                                          withdrawals of the underlying
                                          securities. The trust will stand ready
                                          to issue additional Retail HOLDRS on a
                                          continuous basis when an investor
                                          deposits the required securities with
                                          the trustee.


Purchases.............................    You may acquire Retail HOLDRS in two
                                          ways:

                                             -   through an in-kind deposit of
                                                 the required number of
                                                 securities of the underlying
                                                 issuers with the trustee, or

                                             -   through a cash purchase in the
                                                 secondary trading market.

Issuance and cancellation
  fees...............................     If you wish to create Retail HOLDRS by
                                          delivering to the trust the requisite
                                          securities represented by a round-lot
                                          of 100 Retail HOLDRS, The Bank of New
                                          York, as trustee, will charge you an
                                          issuance fee of up to $10.00 for each
                                          round-lot of 100 Retail HOLDRS. If you
                                          wish to cancel your Retail HOLDRS and
                                          withdraw your underlying securities,
                                          The Bank of New York, as trustee will
                                          charge you a cancellation fee of up to
                                          $10.00 for each round-lot of 100
                                          Retail HOLDRS.

Commissions...........................    If you choose to deposit underlying
                                          securities in order to receive Retail
                                          HOLDRS, you will be responsible for
                                          paying any sales commission associated
                                          with your purchase of the underlying
                                          securities that is charged by your
                                          broker in addition to the issuance fee
                                          charged by the trustee, described
                                          above.

Custody fees..........................    The Bank of New York, as trustee and
                                          as custodian, will charge you a
                                          quarterly custody fee of $2.00 for
                                          each round-lot of 100 Retail HOLDRS,
                                          to be deducted from any cash dividend
                                          or other cash distributions on
                                          underlying securities received by the
                                          trust. With respect to the aggregate
                                          custody fee payable in any calendar
                                          year for each Retail HOLDR, the
                                          trustee will waive that portion of the
                                          fee which exceeds the total cash
                                          dividends and other cash distributions
                                          received, or to be received, and
                                          payable with respect to such calendar
                                          year.

Rights relating to Retail
  HOLDRS.......................           You have the right to withdraw the
                                          underlying securities upon request by
                                          delivering a round-lot or integral
                                          multiple of a round-lot of Retail

                                          HOLDRS to the trustee, during the
                                          trustee's business hours, and paying
                                          the cancellation fees, taxes, and
                                          other charges. You should receive the
                                          underlying securities no later than
                                          the business day after the trustee
                                          receives a proper notice of
                                          cancellation. The trustee will not
                                          deliver fractional shares of
                                          underlying securities. To the extent
                                          that any cancellation of Retail HOLDRS
                                          would otherwise require the delivery
                                          of a fractional share, the trustee
                                          will sell the fractional share in the
                                          market and the trust, in turn, will
                                          deliver cash in lieu of the fractional
                                          share. Except with respect to the
                                          right to vote for dissolution of the
                                          trust, the Retail HOLDRS themselves
                                          will not have voting rights.

Rights relating to the underlying
  securities.......................       Retail HOLDRS represents your
                                          beneficial ownership of the underlying
                                          underlying securities. Owners of
                                          Retail HOLDRS have the same rights and
                                          privileges as if they owned the
                                          underlying securities beneficially
                                          outside of Retail HOLDRS. These
                                          include the right to instruct the
                                          trustee to vote the underlying
                                          securities or you may attend
                                          shareholder meetings yourself, the
                                          right to receive any dividends and
                                          other distributions on the underlying
                                          securities that are declared and paid
                                          to the trustee by an issuer of an
                                          underlying security, the right to
                                          pledge Retail HOLDRS and the right to
                                          surrender Retail HOLDRS to receive the
                                          underlying securities. Retail HOLDRS
                                          does not change your beneficial
                                          ownership in the underlying securities
                                          under United States federal securities
                                          laws, including sections 13(d) and
                                          16(a) of the Exchange Act. As a
                                          result, you have the same obligations
                                          to file insider trading reports that
                                          you would have if you held the
                                          underlying securities outside of
                                          Retail HOLDRS. However, due to the
                                          nature of Retail HOLDRS, you will not
                                          be able to participate in any dividend
                                          reinvestment program of an issuer of
                                          underlying securities unless you
                                          cancel your Retail HOLDRS (and pay the
                                          applicable fees) and receive all of
                                          the underlying securities.

                                          A holder of Retail HOLDRS is not a
                                          registered owner of the underlying
                                          securities. In order to become a
                                          registered owner, a holder of Retail
                                          HOLDRS would need to surrender their
                                          Retail HOLDRS, pay the applicable fees
                                          and expenses, receive all of the
                                          underlying securities and follow the
                                          procedures established by the issuers
                                          of the underlying securities for
                                          registering their securities in the
                                          name of such holder.

                                          You retain the right to receive any
                                          reports and communications that the
                                          issuers of underlying securities are
                                          required to send to beneficial owners
                                          of their securities. As such, you will
                                          receive such reports and
                                          communications from the broker through
                                          which you hold your Retail HOLDRS in
                                          the same manner as if you beneficially
                                          owned your underlying securities
                                          outside of Retail HOLDRS in "street
                                          name" through a brokerage account. The
                                          trustee will not attempt to exercise
                                          the right to vote that attaches to, or
                                          give a proxy with respect to, the
                                          underlying securities other than in
                                          accordance with your instructions.

                                          The depositary trust agreement
                                          entitles you to receive, subject to
                                          certain limitations and net of any
                                          fees and expenses of the trustee, any
                                          distributions of cash (including
                                          dividends), securities or property
                                          made with respect to the underlying
                                          securities. However, any distribution
                                          of securities by an issuer of
                                          underlying securities will be
                                          deposited into the trust and will
                                          become part of the underlying
                                          securities unless the distributed
                                          securities are not listed for trading
                                          on a U.S. national securities exchange
                                          or through the Nasdaq National Market
                                          System or the distributed securities
                                          have a Standard & Poor's GICS sector
                                          classification that is different from
                                          the GICS sectors classifications
                                          represented in the Retail HOLDRS at
                                          the time of the distribution. In
                                          addition, if the issuer of
                                          underlying securities offers rights to
                                          acquire additional underlying
                                          securities or other securities, the
                                          rights may be made available to you,
                                          may be disposed of or may lapse.

                                          There may be a delay between the time
                                          any cash or other distribution is
                                          received by the trustee with respect
                                          to the underlying securities and the
                                          time such cash or other distributions
                                          are distributed to you. In addition,
                                          you are not entitled to any interest
                                          on any distribution by reason of any
                                          delay in distribution by the trustee.
                                          If any tax or other governmental
                                          charge becomes due with respect to
                                          Retail HOLDRS or any underlying
                                          securities, you will be responsible
                                          for paying that tax or governmental
                                          charge.

                                          If you wish to participate in a tender
                                          offer for any of the underlying
                                          securities, or any form of stock
                                          repurchase program by an issuer of an
                                          underlying security, you must
                                          surrender your Retail HOLDRS (and pay
                                          the applicable fees and expenses) and
                                          receive all of your underlying
                                          securities in exchange for your Retail
                                          HOLDRS. For specific information about
                                          obtaining your underlying securities,
                                          you should read the discussion under
                                          the caption "Description of the
                                          Depositary Trust Agreement--Withdrawal
                                          of underlying securities."

 Ownership rights in
  fractional shares in the
  underlying securities................   As a result of distributions of
                                          securities by companies included in
                                          the Retail HOLDRS or other corporate
                                          events, such as mergers, a Retail
                                          HOLDR may represent an interest in a
                                          fractional share of an underlying
                                          security. You are entitled to receive
                                          distributions proportionate to your
                                          fractional shares.

                                          In addition, you are entitled to
                                          receive proxy materials and other
                                          shareholder communications and you are
                                          entitled to exercise voting rights
                                          proportionate to your fractional
                                          shares. The trustee will aggregate the
                                          votes of all of the share fractions
                                          represented by Retail HOLDRS and will
                                          vote the largest possible number of
                                          whole shares. If, after aggregation,
                                          there is a fractional remainder, this
                                          fraction will be ignored, because the
                                          issuer will only recognize whole share
                                          votes. For example, if 100,001 Retail
                                          HOLDRS are outstanding and each Retail
                                          HOLDR represents 1.75 shares of an
                                          underlying security, there will be
                                          175,001.75 votes of the underlying
                                          security represented by Retail HOLDRS.
                                          If 50,000 holders of such Retail
                                          HOLDRS vote their underlying
                                          securities "yes" and 50,001 vote "no,"
                                          there will be 87,500 affirmative votes
                                          and 87,501.75 negative votes. The
                                          trustee will ignore the .75 negative
                                          votes and will deliver to the issuer
                                          87,500 affirmative votes and 87,501
                                          negative votes.

Reconstitution events.................    The depositary trust agreement
                                          provides for the automatic
                                          distribution of underlying securities
                                          from the Retail HOLDRS to you in the
                                          following four circumstances:

                                               A.  If an issuer of underlying
                                                   securities no longer has a
                                                   class of securities
                                                   registered under section 12
                                                   of the Securities Exchange
                                                   Act of 1934, then its
                                                   securities will no longer be
                                                   an underlying security and
                                                   the trustee will distribute
                                                   the shares of that company to
                                                   the owners of the Retail
                                                   HOLDRS.

                                               B.  If the SEC finds that an
                                                   issuer of underlying
                                                   securities should be
                                                   registered as an investment
                                                   company under the Investment
                                                   Company Act of 1940, and the
                                                   trustee has actual knowledge
                                                   of the

                                                   SEC finding, then the
                                                   trustee will distribute the
                                                   shares of that company to the
                                                   owners of the Retail HOLDRS.

                                               C.  If the underlying securities
                                                   of an issuer cease to be
                                                   outstanding as a result of a
                                                   merger, consolidation or
                                                   other corporate combination,
                                                   the trustee will distribute
                                                   the consideration paid by and
                                                   received from the acquiring
                                                   company or the securities
                                                   received in exchange for the
                                                   securities of the underlying
                                                   issuer whose securities cease
                                                   to be outstanding to the
                                                   beneficial owners of Retail
                                                   HOLDRS only if the
                                                   distributed securities have a
                                                   different Standard & Poor's
                                                   GICS sector classification
                                                   than any of the underlying
                                                   securities represented in the
                                                   Retail HOLDRS at the time of
                                                   the distribution or exchange
                                                   or if the securities received
                                                   are not listed for trading on
                                                   a U.S. national securities
                                                   exchange or through the
                                                   Nasdaq National Market
                                                   System. In any other case,
                                                   the additional securities
                                                   received will be deposited
                                                   into the trust.

                                               D.  If an issuer's underlying
                                                   securities are delisted from
                                                   trading on a U.S. national
                                                   securities exchange or
                                                   through the Nasdaq National
                                                   Market System and are not
                                                   listed for trading on another
                                                   U.S. national securities
                                                   exchange or through the
                                                   Nasdaq National Market System
                                                   within five business days
                                                   from the date the securities
                                                   are delisted.

                                          To the extent a distribution of
                                          underlying securities from the Retail
                                          HOLDRS is required as a result of a
                                          reconstitution event, the trustee will
                                          deliver the underlying security to you
                                          as promptly as practicable after the
                                          date that the trustee has knowledge of
                                          the occurrence of a reconstitution
                                          event.

                                          In addition, securities of a new
                                          company will be added to the Retail
                                          HOLDRS, as a result of a distribution
                                          of securities by an underlying issuer,
                                          where a corporate event occurs, or
                                          where the securities of an underlying
                                          issuer are exchanged for the
                                          securities of another company, unless
                                          the securities received have a
                                          Standard & Poor's GICS sector
                                          classification that is different from
                                          the GICS sector classification of any
                                          other security then included in the
                                          Retail HOLDRS or are not listed for
                                          trading on a U.S. national securities
                                          exchange or through the Nasdaq
                                          National Market System.

                                          It is anticipated, as a result of the
                                          broadly defined Standard & Poor's GICS
                                          sectors, that most distributions or
                                          exchanges of securities will result in
                                          the inclusion of new securities in
                                          Retail HOLDRS. The trustee will review
                                          the Standard & Poor's GICS sector
                                          classifications of securities to
                                          determine whether securities received
                                          as a result of a distribution by an
                                          underlying issuer or as consideration
                                          for securities included in the Retail
                                          HOLDRS will be distributed from the
                                          Retail HOLDRS to you.

Standard & Poor's sector
   classification.....................    Standard & Poor's Corporation is an
                                          independent source of market
                                          information that, among other things,
                                          maintains the Global Industry
                                          Classification Standard, referred to
                                          herein as "GICS," which classifies the
                                          securities of public companies into
                                          various sector classifications based
                                          upon GICS sectors, which are derived
                                          from its own criteria. The GICS
                                          classification standards were
                                          exclusively effective as of January 2,
                                          2002. There are 10 Standard & Poor's
                                          GICS sectors and each class of
                                          publicly traded securities of a
                                          company are given only one GICS sector
                                          classification. The securities
                                          included in the Retail HOLDRS are
                                          currently
                                          represented in the Consumer
                                          Discretionary and Consumer Staples
                                          GICS sectors. The Standard & Poor's
                                          GICS sector classifications of the
                                          securities included in the Retail
                                          HOLDRS may change over time if the
                                          companies that issued these securities
                                          change their focus of operations or if
                                          Standard & Poor's alters the criteria
                                          it uses to determine GICS sectors, or
                                          both.

Termination events....................    A. The Retail HOLDRS are delisted from
                                             the American Stock Exchange and are
                                             not listed for trading on another
                                             U.S. national securities exchange
                                             or through the Nasdaq National
                                             Market System within five business
                                             days from the date the Retail
                                             HOLDRS are delisted.

                                          B. The trustee resigns and no
                                             successor trustee is appointed
                                             within 60 days from the date the
                                             trustee provides notice to Merrill
                                             Lynch, Pierce, Fenner & Smith
                                             Incorporated, as initial depositor,
                                             of its intent to resign.

                                          C. 75% of beneficial owners of
                                             outstanding Retail HOLDRS vote to
                                             dissolve and liquidate the trust.

                                          If a termination event occurs, the
                                          trustee will distribute the underlying
                                          securities to you as promptly as
                                          practicable after the termination
                                          event.

                                          Upon termination of the depositary
                                          trust agreement and prior to
                                          distributing the underlying securities
                                          to you, the trustee will charge you a
                                          cancellation fee of up to $10.00 per
                                          round-lot of 100 Retail HOLDRS
                                          surrendered, along with any taxes or
                                          other governmental charges, if any.

United States federal income
  tax consequences....................    The United States federal income tax
                                          laws will treat a U.S. holder of
                                          Retail HOLDRS as directly owning the
                                          underlying securities. The Retail
                                          HOLDRS themselves will not result in
                                          any United States federal tax
                                          consequences separate from the tax
                                          consequences associated with ownership
                                          of the underlying securities.

Listing...............................    The Retail HOLDRS are listed on the
                                          American Stock Exchange under the
                                          symbol "RTH." On June 17, 2002 the
                                          last reported sale price of the Retail
                                          HOLDRS on the American Stock Exchange
                                          was $93.00.

Trading...............................    Investors are only able to acquire,
                                          hold, transfer and surrender a
                                          round-lot of 100 Retail HOLDRS. Bid
                                          and ask prices, however, are quoted
                                          per single Retail HOLDR.

Clearance and settlement..............    Retail HOLDRS have been issued in
                                          book-entry form. Retail HOLDRS are
                                          evidenced by one or more global
                                          certificates that the trustee has
                                          deposited with The Depository Trust
                                          Company, referred to as DTC. Transfers
                                          within DTC will be in accordance with
                                          DTC's usual rules and operating
                                          procedures. For further information
                                          see "Description of Retail HOLDRS."

                                    THE TRUST

         General. This discussion highlights information about the Retail HOLDRS Trust. You should read this information, information about the depositary trust agreement as well as the depositary trust agreement before you purchase Retail HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

         The Retail HOLDRS Trust. The trust was formed pursuant to the depositary trust agreement, dated as of March 12, 2001. The Bank of New York will be the trustee. The Retail HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

         The Retail HOLDRS Trust is intended to hold deposited shares for the benefit of owners of Retail HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust will consist of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2041, or earlier if a termination event occurs.

                          DESCRIPTION OF RETAIL HOLDRS

         The trust has issued Retail HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Retail HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

         You may only acquire, hold, trade and surrender Retail HOLDRS in a round-lot of 100 Retail HOLDRS and round-lot multiples. The trust will only issue Retail HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Retail HOLDRS. In the event of a stock split, reverse stock split, or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Retail HOLDRS, the trust may require a minimum of more than one round-lot of 100 Retail HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Retail HOLDRS.

         Retail HOLDRS will represent your individual and undivided beneficial ownership interest in the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Retail HOLDRS--The Retail HOLDRS."

         Beneficial owners of Retail HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities outside of the trust. These include the right of investors to instruct the trustee to vote the securities, to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, and the right to cancel Retail HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Retail HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934, referred to herein as the Exchange Act.

         The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Retail HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Retail HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Retail HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

         Retail HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and register in the name of Cede & Co., as nominee for DTC. Retail HOLDRS are available only in book-entry form. Owners of Retail HOLDRS may hold their Retail HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

         Selection criteria. The underlying securities of the Retail HOLDRS are the common stocks of a group of specified companies that, at the time of initial selection, among other things, sold merchandise to retail consumers through traditional retail stores, the Internet, mail order catalogs and other outlets and whose securities are registered under Section 12 of the Exchange Act. The issuers of the underlying securities were considered to be among the largest, most liquid companies involved in the retailing industry as measured by market capitalization and trading volume.

         The Retail HOLDRS may no longer consist of securities issued by companies involved in the retailing industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the retailing business and will undertake to make adequate disclosure when necessary.

         Underlying securities. For a list of the underlying securities represented by Retail HOLDRS, please refer to "Highlights of Retail HOLDRS--The Retail HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement filed with the SEC on a periodic basis.

         No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Retail HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of their respective affiliates.

         General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities, see "Annex A."

         The following table and graph set forth the composite performance of all of the 20 underlying securities currently represented by a single Retail HOLDR, measured at the close of each month from May 1997, the first month when all of the underlying securities were publicly traded, and thereafter as of the end of each month to May 31, 2002. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.



1997             Value  1998          Value  1999          Value   2000          Value   2001          Value    2002        Value
----             -----  ----          -----  ----          -----   ----          -----   ----          -----    ----        -----


May 30.........  36.98  January 30..  50.51  January 29..  93.51   January 31.   95.49   January 31.   99.66    January 31  98.47
June 30........  39.76  February 27.  55.79  February 26.  93.51   February 29   92.78   February 29   93.72    February 28 98.68
July 31........  44.27  March 31....  59.92  March 31....  96.90   March 31...   105.84  March 31...   91.16    March 28.   99.54
August 29......  42.25  April 30....  60.34  April 30....  94.84   April 28...   98.96   April 28...   95.43    April 30.   96.48
September 30...  44.30  May 29......  63.15  May 28......  89.52   May 31.....   94.24   May 31.....   96.34    May 31...   94.87
October 31.....  44.88  June 30.....  68.50  June 30.....  98.46   June 30....   92.06   June 29....   91.87
November 28      48.38  July 31.....  68.48  July 30.....  93.81   July 31....   91.43   July 31....   96.34
December 31....  48.97  August 31...  61.44  August 31...  88.34   August 31..   85.31   August 31..   88.41
                        September 30  62.62  September 30  89.58   September 29  89.27   September 28  79.32
                        October 30..  70.36  October 29..  95.60   October 31.   88.44   October 31.   81.31
                        November 30.  77.92  November 30.  100.37  November 30   87.51   November 30   92.85
                        December 31.  89.06  December 31.  109.94  December 29   92.31   December 29   96.59




[GRAPHIC OMITTED]

                 DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

         General. The depositary trust agreement, dated as of March 12, 2001, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Retail HOLDRS, provides that Retail HOLDRS will represent an owner's undivided beneficial ownership interest in the securities of the underlying companies.

         The trustee. The Bank of New York serves as trustee for the Retail HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

         Issuance, transfer and surrender of Retail HOLDRS. You may create and cancel Retail HOLDRS only in round-lots of 100 Retail HOLDRS. You may create Retail HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Retail HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Retail HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Retail HOLDRS, the trust may require a minimum of more than one round-lot of 100 Retail HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Retail HOLDRS. Similarly, you must surrender Retail HOLDRS in integral multiples of 100 Retail HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Retail HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

         Voting rights. The trustee will deliver to you proxy solicitation materials provided by issuers of the underlying securities to you so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

         Under the depositary trust agreement, any beneficial owner of Retail HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Retail HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

         Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Retail HOLDRS unless such securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or such distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Retail HOLDRS at the time of the distribution of such securities. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be made available to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act. Otherwise, if practicable, the rights will be disposed of and the proceeds provided to you by the trustee. In all other cases, the rights will lapse.

         You will be obligated to pay any tax or other charge that may become due with respect to Retail HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Retail HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Retail HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

         Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

         Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

         Withdrawal of underlying securities. You may surrender your Retail HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Retail HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Retail HOLDRS.

         Further issuances of Retail HOLDRS. The depositary trust agreement provides for further issuances of Retail HOLDRS on a continuous basis without your consent.

         Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities to you in the following four circumstances:

         A. If an issuer of underlying securities no longer has a class of securities registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Retail HOLDRS.

        B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Retail HOLDRS.

        C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Retail HOLDRS only if the distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Retail HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional securities received as consideration will be deposited into the trust.

        D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the securities are delisted.

         To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

         As provided in the depositary trust agreement, securities of a new company will be added to the Retail HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a different Standard & Poor's GICS sector classification, than any of the underlying securities represented in the Retail HOLDRS at the time of distribution or exchange or are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

         It is anticipated, as a result of the broadly defined GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in the Retail HOLDRS. The trustee will review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Retail HOLDRS will be distributed from the Retail HOLDRS to you.

         Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective on January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company are given only one GICS sector. The securities included in the Retail HOLDRS are currently represented in the Consumer Discretionary and Consumer Staples GICS sectors. The Standard & Poor's GICS sector classifications of the securities included in the Retail HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

         Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, of its intent to resign. Upon termination, the beneficial owners of Retail HOLDRS will surrender their Retail HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Retail HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Retail HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Retail HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

         If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

         Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Retail HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Retail HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Retail HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Retail HOLDRS.

         Issuance and cancellation fees. If you wish to create Retail HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Retail HOLDRS. If you wish to cancel your Retail HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Retail HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

         Commissions. If you choose to create or cancel Retail HOLDRS you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that are charged by your broker, whether it be Merrill Lynch Pierce Fenner & Smith Incoporated or another broker, in addition to the issuance or cancellation fee, as the case may be, described above.

         Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Retail HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Retail HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

         Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

         Governing law. The depositary trust agreement and the Retail HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

         Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Retail HOLDRS.

         The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee will be liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee was not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

         The following is a summary of the U.S. federal income tax consequences relating to the Retail HOLDRS for:

o        a citizen or resident of the United States;

o a corporation or partnership created or organized in the United States or under the laws of the United States;

o        an estate, the income of which is includible in gross income for U.S.
         federal income tax purposes regardless of its source;

o a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust (each of the above, a "U.S. receipt holder"); and

o any person other than a U.S. receipt holder (a "non-U.S. receipt holder").

         This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary generally is limited to investors who will hold the Retail HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended. Moreover, this summary does not address Retail HOLDRS held by a foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

         The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Retail HOLDRS

         A receipt holder purchasing and owning Retail HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Retail HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

         A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Retail HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Retail HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Retail HOLDRS. Similarly, with respect to sales of Retail HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Retail HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

         The distribution of any securities by the trust upon the surrender of Retail HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

         The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Retail HOLDRS will reduce the amount realized with respect to the underlying securities.

         A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

         With respect to underlying securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

         If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value (determined at the spot rate on the date of the payment) regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

         Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute "passive income" or, in the case of some U.S. holders, "financial services income." For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

         Dividends and distributions made by a foreign issuer may be subject to a withholding tax. Some foreign issuers have made arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. It is expected that holders of Retail HOLDRS will be able to use these arrangements to apply for a refund of withheld taxes.

         Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a "passive foreign investment company" (a "PFIC"). We do not believe that any of the foreign issuers of the underlying securities is currently a PFIC and do not anticipate that any issuer will become a PFIC in the future, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

o        at least 75% of its gross income is "passive income"; or

o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

         Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions. If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Retail HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder elected to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

         A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on underlying securities of foreign issuers, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

         With respect to dividends of both U.S. and foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non- U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

         A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Retail HOLDRS or of the underlying securities unless:

o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-
         U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

         Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

         Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale of other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S. receipt holder, you will be subject to U.S. backup withholding tax at a rate of up to 30% on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements. However, payments of dividends to non-U.S. receipt holders will be reported on Internal Revenue Service Form 1042-S even if such payments are not otherwise subject to the information reporting requirements.

         The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service.

         The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

         Any plan fiduciary which proposes to have a plan acquire Retail HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Retail HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

         In accordance with the depositary trust agreement, the trust issued Retail HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated deposited the underlying securities to receive Retail HOLDRS. The trust delivered the initial distribution of Retail HOLDRS against deposit of the underlying securities in New York, New York on approximately April 25, 2001.

         Investors who purchase Retail HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expects in the future to provide these services, for which it has received and received customary fees and commissions. Merrill Lynch, Pierce, Fenner & Smith Incorporated also may have served as counterparty in other transactions with certain of the issuers of the underlying securities.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Retail

HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in these transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against some civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Retail HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to such liabilities.

                                  LEGAL MATTERS

         Legal matters, including the validity of the Retail HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter, in connection with the initial offering of Retail HOLDRS, by Shearman & Sterling, New York, New York. Shearman & Sterling, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Retail HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Retail HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

         The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Exchange Act.

         Since the securities of the issuers of the underlying securities are registered under the Exchange Act, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. In addition, information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles an other publicly disseminated information.

         The trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and its respective affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Retail HOLDRS. This prospectus relates only to Retail HOLDRS and does not relate to the other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Retail HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the securities of the issuers of the underlying securities, and therefore the offering and trading prices of the Retail HOLDRS, have been publicly disclosed.

                                     ANNEX A

         This annex forms an integral part of the prospectus.

         The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary U.S. trading market, of each of the underlying securities in each month during 1998, 1999, 2000 and 2001, through May 2002. A table outlining the primary U.S. market on which the securities of the issuers are listed can be found on page 10. An asterisk (*) denotes that no shares of the issuer were trading on a U.S. market during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                             ALBERTSON'S, INC. (ABS)

         Albertson's, Inc., is a retail food and drug chain. Albertson's operates under the names of Albertson's, Acme Markets, Jewel Food Stores, Seessel's, Super Saver, Max, Osco Drug and Sav-on. These stores consist of combination food-drug stores, stand-alone drug stores, conventional supermarkets, and warehouse stores and an electronic-commerce retail site, Albertsons.com. Albertsons.com operates only in Washington state. Albertson's, Inc. also operates Savon.com, a nationwide online pharmacy service. Albertson's distribution centers provide product exclusively to its retail stores.


              Closing                 Closing                Closing                Closing               Closing
  1998        Price        1999       Price       2000       Price       2001       Price       2002      Price
  ----        -------      ----       -------     ----       -------     ----       -------     ----      -------
January       47.75       January     61.00      January     30.50      January     28.35       January   28.75
February      46.81       February    57.00      February    24.50      February    29.05       February  30.26
March         52.75       March       54.44      March       30.88      March       31.82       March     33.14
April         50.06       April       51.50      April       32.63      April       33.40       April     33.54
May           46.31       May         53.50      May         36.63      May         28.70       May       35.17
June          51.81       June        51.56      June        33.25      June        29.99
July          48.00       July        49.75      July        30.19      July        32.73
August        50.56       August      47.94      August      21.50      August      34.99
September     54.13       September   39.56      September   21.00      September   31.88
October       55.75       October     36.00      October     23.69      October     31.91
November      57.06       November    32.00      November    25.56      November    33.56
December      63.69       December    32.25      December    26.50      December    31.49

         The closing price on June 17, 2002 was $30.75.



                             AMAZON.COM, INC. (AMZN)

         Amazon.com, Inc. is an online retailer that offers a variety of products, such as books, music, videos, toys, electronics, software, video games and home improvement products for sale through the Internet. Amazon.com also offers Webbased services where buyers and sellers can enter into transactions with respect to a wide range of products. Customers can use Amazon.com payments to pay for goods purchase through its online site. Amazon.com operates websites in the United Kingdom, Denmark, France and Japan.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        4.92      January    58.47     January    64.56    January     17.31    January    14.19
February       6.42      February   64.06     February   68.88    February    10.19    February   14.10
March          7.13      March      86.09     March      67.00    March       10.23    March      14.30
April          7.65      April      86.03     April      55.19    April       15.78    April      16.69
May            7.34      May        59.38     May        48.31    May         16.69    May        18.23
June          16.63      June       62.56     June       36.31    June        14.15
July          18.48      July       50.03     July       30.13    July        12.49
August        13.96      August     62.19     August     41.50    August      8.94
September     18.60      September  79.94     September  38.44    September   5.97
October       21.07      October    70.63     October    36.63    October     6.98
November      32.00      November   85.06     November   24.69    November    11.32
December      53.54      December   76.13     December   15.56    December    10.82


         The closing price on June 17, 2002 was $18.41.


                            BEST BUY CO., INC. (BBY)

     Best Buy Co., Inc. is a retailer of consumer electronics, home office equipment, video games, computer software, music and appliances. In addition, Best Buy sells cameras and other photographic equipment and ready-to-assemble furniture designed for use with computer and audio/video equipment. Best Buy offers its various products directly to consumers through its retail stores and through the Internet.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        8.46    January     30.25    January     31.83    January     33.20    January    49.33
February       9.93    February    30.92    February    36.42    February    27.31    February   44.93
March          11.11   March       34.67    March       57.33    March       23.97    March      52.80
April          11.71   April       31.75    April       53.83    April       36.70    April      49.57
May            10.83   May         30.33    May         42.67    May         35.43    May        46.20
June           12.04   June        45.00    June        42.17    June        42.35
July           15.58   July        49.75    July        48.50    July        44.64
August         12.96   August      46.92    August      41.17    August      39.32
September      13.88   September   41.33    September   42.42    September   30.30
October        16.00   October     37.17    October     33.46    October     36.60
November       19.21   November    41.67    November    17.17    November    47.59
December       20.46   December    33.50    December    19.71    December    49.65


         The closing price on June 17, 2002 was $42.26.

                       COSTCO WHOLESALE CORPORATION (COST)

         Costco Wholesale Corporation operates self-service membership warehouse stores which offer volume purchasing of nationally branded and selected private label merchandise at discount prices. Costco's product offerings include food, appliances, electronics, furniture and clothing. Costco buys nearly all of its merchandise directly from manufacturers. Costco's warehouse stores are located throughout the United States and Canada, and in the United Kingdom, Korea, Taiwan, Japan and Mexico. The Mexico warehouses are operated through a joint-venture agreement. Costco also offers various products through the Internet directly to consumers.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        21.69   January     41.44    January     48.94    January     46.25    January      46.00
February       24.44   February    40.16    February    49.63    February    41.75    February     41.26
March          26.69   March       45.78    March       52.56    March       39.25    March        39.82
April          27.94   April       40.47    April       54.06    April       34.93    April        40.20
May            28.94   May         36.25    May         31.94    May         38.91    May          39.27
June           31.53   June        40.03    June        33.00    June        41.08
July           28.38   July        37.38    July        32.56    July        43.05
August         23.53   August      37.38    August      34.44    August      37.41
September      23.69   September   36.00    September   34.94    September   35.56
October        28.38   October     40.16    October     36.63    October     37.83
November       31.38   November    45.84    November    32.63    November    40.88
December       36.09   December    45.63    December    39.94    December    44.38


         The closing price on June 17, 2002 was $40.69.



                              CVS CORPORATION (CVS)

         CVS Corporation operates retail drugstores and Internet and mail order businesses that principally sell pharmaceutical products. CVS also offers prescription benefit management and specialty pharmaceutical services. CVS' retail drugstores sell prescription and over-the-counter drugs, general merchandise, beauty and cosmetic products and convenience foods. Through its prescription benefit management services, CVS provides prescription plan design and administration, claims processing, and facilitation of communications between health plans, patients, physicians and pharmacists for managed care organizations. CVS' specialty pharmacy mail order and retail operations sell prescription drugs to individuals with conditions requiring complex and expensive drug therapies. CVS' various operations carry their own private label products as well as third party brand name products.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        32.78   January     54.75    January     34.94    January     59.20    January    27.20
February       37.03   February    53.00    February    35.00    February    61.00    February   27.32
March          37.75   March       47.50    March       37.56    March       58.49    March      34.33
April          36.88   April       47.63    April       43.50    April       58.95    April      33.48
May            35.09   May         46.00    May         43.50    May         54.90    May        32.03
June           38.94   June        50.75    June        40.00    June        38.60
July           41.00   July        49.75    July        39.44    July        36.01
August         36.38   August      41.69    August      37.13    August      36.11
September      43.81   September   40.81    September   46.31    September   33.20
October        45.69   October     43.44    October     52.94    October     23.90
November       49.38   November    39.69    November    56.88    November    26.95
December       55.00   December    39.88    December    59.94    December    29.60


         The closing price on June 17, 2002 was $33.63.

                        FEDERATED DEPARTMENT STORES (FD)

         Federated Department Stores operates full-line department stores in the United States. Federated's department stores include Bloomingdale's, The Bon Marche, Burdines, Goldsmith's, Lazarus, Macy's, Stern's and Rich's. These department stores sell a range of merchandise, including men's, women's and children's clothing and accessories, cosmetics, home furnishings and other consumer goods. Federated also operates catalog businesses and electronic-commerce businesses which provide goods and services online.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        42.31   January     41.81    January     41.63    January     44.56    January    41.62
February       46.88   February    38.13    February    36.69    February    48.35    February   41.91
March          51.81   March       40.13    March       42.25    March       41.55    March      40.85
April          49.50   April       46.69    April       34.00    April       42.98    April      39.75
May            51.81   May         54.50    May         38.50    May         44.80    May        41.41
June           53.81   June        52.94    June        33.75    June        42.50
July           52.94   July        51.31    July        24.06    July        38.60
August         44.00   August      46.00    August      27.63    August      36.31
September      36.38   September   43.69    September   26.13    September   28.20
October        38.44   October     42.69    October     32.56    October     31.99
November       41.69   November    47.06    November    30.50    November    37.00
December       43.56   December    50.56    December    35.00    December    40.90


         The closing price on June 17, 2002 was $42.50.


                               THE GAP, INC. (GPS)

         The Gap, Inc. is an international retailer that operates stores selling specialty apparel and products in the United States, Canada, the United Kingdom, France, Germany and Japan. The Gap sells casual and business-casual apparel, intimate apparel, personal care and other accessories for men, women and children in its Gap, GapKids, babyGap, Banana Republic and Old Navy stores. The Gap designs virtually all of the clothing and products sold in its stores under the Gap, Banana Republic and Old Navy brand names, which are then manufactured by independent sources. Products offered in The Gap's retail line are also available through its Web sites and catalogs.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        17.36   January     42.79    January     44.69    January     32.60    January      14.40
February       19.86   February    43.13    February    48.31    February    27.24    February     11.97
March          20.00   March       44.88    March       49.81    March       23.72    March        15.04
April          22.86   April       44.38    April       36.75    April       27.71    April        14.11
May            24.00   May         41.71    May         35.06    May         31.00    May          14.57
June           27.31   June        50.38    June        31.25    June        29.00
July           26.50   July        46.75    July        35.81    July        27.31
August         22.69   August      39.13    August      22.44    August      19.65
September      23.44   September   32.00    September   20.13    September   11.95
October        26.72   October     37.13    October     25.81    October     13.07
November       32.78   November    40.56    November    24.94    November    13.23
December       37.42   December    46.00    December    25.50    December    13.94


         The closing price on June 17, 2002 was $14.70.

                            THE HOME DEPOT, INC. (HD)

         The Home Depot, Inc. is a home improvement retailer that operates in the United States, Canada and Latin America through its Home Depot and EXPO Design Center stores. Home Depot stores sell building materials, home improvement products, and lawn and garden products. EXPO Design Center stores sell products and services for design and renovation products. In addition, Home Depot operates mail order businesses that offer maintenance and repair products, wallpaper and custom window treatments. Home Depot also operates Georgia Lighting, Inc., a specialty lighting designer, distributor and retailer, and Apex Supply Company, a wholesale supplier of plumbing, heating, ventilation and air conditioning products and services. Home Depot also offers various products through the Internet directly to consumers.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        20.17   January     40.33    January     56.63    January     48.20    January      50.09
February       21.29   February    39.79    February    57.81    February    42.50    February     50.00
March          22.54   March       41.50    March       64.50    March       43.10    March        48.61
April          23.23   April       39.83    April       56.50    April       47.10    April        46.37
May            26.19   May         37.71    May         48.81    May         49.29    May          41.69
June           27.69   June        42.96    June        49.94    June        47.24
July           27.92   July        42.54    July        51.75    July        50.37
August         25.42   August      41.00    August      48.06    August      45.95
September      26.33   September   45.75    September   53.06    September   38.37
October        29.04   October     50.50    October     43.00    October     38.23
November       33.17   November    52.79    November    39.19    November    46.65
December       40.79   December    68.75    December    45.69    December    51.01


         The closing price on June 17, 2002 was $38.50.


                            KOHL'S CORPORATION (KSS)

         Kohl's Corporation operates specialty department stores primarily in the midwest, mid-Atlantic, southcentral, southeast, southwest and northeastern regions of the United States. Kohl's stores sell clothing, shoes and accessories for men, women and children, and home products. The consumer retail items and home products carried by Kohl's mainly consist of national brand merchandise targeted to middle-income customers.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        17.34   January     33.88    January     35.06    January     71.00    January      66.29
February       20.05   February    34.50    February    37.91    February    65.91    February     67.67
March          20.44   March       35.44    March       51.25    March       61.69    March        71.15
April          20.66   April       33.22    April       48.13    April       61.06    April        73.70
May            23.78   May         34.09    May         51.75    May         61.55    May          75.00
June           25.94   June        38.44    June        55.63    June        62.73
July           24.50   July        38.03    July        56.75    July        57.28
August         22.72   August      35.63    August      56.00    August      55.50
September      19.50   September   33.06    September   57.69    September   48.00
October        23.91   October     37.44    October     54.19    October     55.61
November       24.59   November    36.09    November    53.56    November    67.85
December       30.72   December    36.09    December    61.00    December    70.44


         The closing price on June 17, 2002 was $73.73.

                               THE KROGER CO. (KR)

         The Kroger Co. operates retail supermarket food and drug stores, convenience stores, supermarket fuel centers and jewelry stores, and also manufactures and processes food for sale in its own stores. Kroger's supermarkets and department stores carry a range of items including food, pharmacy, health and personal hygiene items. Kroger's convenience stores, some of which are operated through franchise agreements, generally offer staple food items, convenience foods, general merchandise and gasoline. Kroger stores and operations are primarily located in the southern, mid-western and western regions of the United States.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        19.56   January     31.75    January     17.38    January     24.55    January      20.60
February       21.13   February    32.34    February    14.94    February    24.24    February     22.15
March          23.09   March       29.94    March       17.56    March       25.79    March        22.16
April          20.94   April       27.16    April       18.56    April       22.59    April        22.77
May            21.47   May         29.28    May         19.88    May         24.94    May          22.35
June           21.44   June        27.94    June        22.06    June        25.00
July           23.66   July        26.44    July        20.69    July        26.36
August         22.50   August      23.13    August      22.69    August      26.62
September      25.00   September   22.06    September   22.56    September   24.64
October        27.75   October     20.81    October     22.56    October     24.46
November       26.53   November    21.31    November    26.50    November    25.32
December       30.25   December    18.88    December    27.06    December    20.87


         The closing price on June 17, 2002 was $19.98.


                             THE LIMITED, INC. (LTD)

          The Limited, Inc. is principally engaged in the purchase, distribution and sale of women's and men's clothing, women's intimate apparel and personal care products. The Limited's retail operations include Express, Lerner New York, Limited Stores, Structure and Henri Bendel, which predominately sell apparel. The Intimate Brands, Inc. segment derives its revenues from sales of women's intimate and other apparel and personal care products and accessories. Intimate Brands operates the Victoria's Secret and Bath & Body Works, which includes White Barn Candle Co. stores. The Limited also operates mail order catalogs and electronic-commerce businesses. On August 16, 2001, The Limited divested of its Lane Bryant subsidiary.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        13.25   January     17.06    January     15.34    January      20.66   January      18.55
February       14.50   February    17.75    February    17.00    February     17.65   February     18.01
March          14.34   March       19.81    March       21.06    March        15.72   March        17.90
April          16.78   April       21.88    April       22.59    April        16.92   April        19.16
May            16.63   May         24.44    May         24.13    May          16.30   May          20.99
June           16.56   June        22.69    June        21.63    June         16.52
July           13.41   July        22.84    July        20.44    July         16.97
August         10.50   August      18.94    August      20.00    August       14.10
September      10.97   September   19.13    September   22.06    September     9.50
October        12.81   October     20.50    October     25.25    October      11.15
November       14.47   November    21.22    November    19.44    November     13.92
December       14.56   December    21.66    December    17.06    December     14.72


         The closing price on June 17, 2002 was $20.81.

                          LOWE'S COMPANIES, INC. (LOW)

         Lowe's Companies, Inc. operates retail stores that sell home improvement products targeted for both "do-it-yourself" and commercial construction and renovation businesses. Lowe's stores carry products, supplies and materials for home improvement, decor, maintenance, repair and remodeling, lawn and garden care and maintenance of commercial buildings. Lowe's also offers services such as installation, delivery, loading, assembly and free "how-to" clinics to aid customers in design and planning of home improvement tasks. Lowe's also offers various products through the Internet directly to consumers.



               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        25.28   January     58.31    January     44.63    January     53.45    January    46.07
February       29.22   February    59.31    February    47.81    February    55.88    February   45.25
March          35.09   March       60.50    March       58.38    March       58.45    March      43.49
April          34.97   April       52.75    April       49.50    April       63.00    April      42.29
May            39.59   May         51.69    May         46.56    May         69.53    May        47.16
June           40.56   June        56.69    June        41.06    June        72.55
July           38.50   July        52.75    July        42.19    July        38.18
August         35.06   August      45.25    August      44.81    August      37.20
September      31.81   September   48.75    September   44.88    September   31.65
October        33.75   October     55.38    October     45.69    October     34.10
November       42.25   November    49.81    November    40.06    November    45.31
December       51.19   December    59.75    December    44.50    December    46.41


         The closing price on June 17, 2002 was $47.79.


                     THE MAY DEPARTMENT STORES COMPANY (MAY)

         The May Department Stores Company operates regional department store companies, including Lord & Taylor, Hecht's, Robinson's-May, Filene's, Kaufmann's, Famous-Barr L.S., Jones Store, Meier & Frank and ZCMI. The May Department Stores Company also operates David's Bridal, After Hours Formalwear, and Priscilla of Boston. David's Bridal is a nationwide retailer of bridal gowns and other bridal party merchandise. After Hours Formalwear rents tuxedos and sells formalwear. Priscilla of Boston specializes in upscale bridal merchandise.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        35.04   January     40.25    January     31.13    January     38.95    January    36.80
February       40.50   February    39.50    February    26.19    February    39.59    February   36.64
March          42.33   March       39.13    March       28.50    March       35.48    March      34.85
April          41.13   April       39.81    April       27.50    April       37.25    April      34.68
May            42.96   May         43.31    May         30.06    May         32.70    May        35.18
June           43.67   June        40.88    June        24.00    June        34.26
July           42.79   July        38.69    July        23.75    July        33.20
August         37.50   August      39.06    August      22.94    August      33.65
September      34.33   September   36.44    September   20.50    September   29.02
October        40.67   October     34.69    October     26.25    October     31.45
November       40.21   November    33.63    November    28.06    November    35.84
December       40.25   December    32.25    December    32.75    December    36.98


         The closing price on June 17, 2002 was $35.07.

                          RADIOSHACK CORPORATION (RSH)

         RadioShack Corporation primarily engages in the retail sale of consumer electronics through the RadioShack store chain. The RadioShack stores carry an assortment of its private brand and third party brand name products, including electronic parts and accessories, wireless and conventional telephones, personal computers and related products, audio and video equipment, digital satellite systems, and specialized products such as scanners and weather radios. RadioShack also offers access to third-party cellular, satellite, internet and other electronics-related services.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        19.38   January     27.00    January     48.88    January     55.04    January      31.52
February       22.25   February    27.81    February    38.00    February    42.80    February     27.44
March          23.50   March       31.91    March       50.75    March       36.69    March        30.04
April          24.88   April       36.38    April       57.00    April       30.63    April        31.20
May            22.13   May         41.25    May         42.63    May         27.23    May          34.24
June           26.53   June        48.88    June        47.38    June        30.50
July           28.41   July        51.31    July        56.38    July        28.23
August         27.28   August      47.25    August      59.00    August      23.40
September      26.75   September   51.69    September   64.63    September   24.25
October        24.78   October     63.00    October     59.63    October     24.99
November       22.53   November    76.63    November    46.88    November    28.96
December       20.59   December    49.19    December    42.81    December    30.10


         The closing price on June 17, 2002 was $30.21.


                               SAFEWAY INC. (SWY)

         Safeway Inc. is a food and drug retailer that operates primarily in the United States and Canada. Safeway operates a chain of grocery stores primarily in the Midwestern, Southwestern, Mid-Atlantic and Western regions of the United States, and in Western Canada. Safeway's stores offer food and general merchandise, including baked goods, meat, delicatessen, floral and pharmaceutical products. In addition to offering nationally advertised products from third party suppliers, Safeway operates a network of distribution, manufacturing and food processing facilities that support its retail operations and produce products that are sold under its own private labels.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        33.22   January     56.13    January     38.25    January     50.67    January    40.45
February       34.88   February    57.75    February    38.56    February    54.31    February   42.98
March          37.00   March       51.31    March       45.25    March       55.15    March      45.02
April          38.13   April       53.94    April       44.13    April       54.30    April      41.95
May            36.44   May         46.50    May         46.13    May         50.65    May        40.65
June           40.69   June        49.50    June        45.00    June        48.00
July           44.75   July        53.88    July        45.06    July        44.16
August         39.00   August      46.69    August      49.31    August      45.11
September      46.13   September   38.06    September   46.69    September   39.72
October        47.94   October     35.31    October     54.69    October     41.65
November       52.81   November    36.88    November    58.94    November    44.56
December       60.94   December    35.75    December    62.50    December    41.75


         The closing price on June 17, 2002 was $30.40.

                           SEARS, ROEBUCK AND CO. (S)

         Sears, Roebuck and Co. is a multi-line retailer that operates throughout the United States and Canada. Sears operates retail stores, provides product repair services and other services, and also operates a domestic credit business. Sears' stores carry clothing, accessories, cosmetics, jewelry, home fashions, sporting goods, home improvement and lawn products, appliances and electronics. Sears also operates specialty stores that individually focus on offering automotive products, hardware and construction materials, lawn and garden merchandise, appliances and electronics, and decorating and remodeling needs. The merchandise offered in Sears stores consists of third party brands, as well as its own proprietary brands. Sears also offers various products through the Internet directly to consumers.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        46.00   January     40.13    January     30.94    January     38.75    January    52.84
February       53.00   February    40.63    February    27.56    February    41.05    February   52.58
March          57.44   March       45.19    March       30.63    March       35.27    March      51.27
April          59.31   April       46.00    April       36.75    April       36.85    April      52.75
May            61.81   May         47.81    May         36.94    May         39.88    May        59.05
June           61.06   June        44.56    June        32.63    June        42.31
July           50.75   July        40.50    July        29.88    July        46.98
August         45.38   August      37.50    August      31.19    August      42.75
September      44.19   September   31.38    September   32.42    September   34.64
October        44.94   October     28.19    October     29.73    October     38.77
November       47.44   November    34.19    November    32.44    November    45.51
December       42.50   December    30.38    December    34.75    December    47.64


         The closing price on June 17, 2002 was $57.10.


                            TARGET CORPORATION (TGT)

          Target Corporation operates general merchandise retail stores and is a direct marketer of consumer products. Target operates under various trade names, including Target, Marshall Field's and Mervyn's. Target stores offer a range of consumer products including clothing, health and beauty aids, school and office supplies, electronics, pharmacy services and home accessories, as well as books, music and movies. Target also sells various products by catalog and the Internet directly to consumers. Target's products are purchased from a variety of domestic and international suppliers.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        17.98   January     31.88    January     32.94    January     37.98    January    44.41
February       19.33   February    31.28    February    29.50    February    39.00    February   41.90
March          22.00   March       33.31    March       37.38    March       36.08    March      43.12
April          21.83   April       33.66    April       33.28    April       38.45    April      43.65
May            23.19   May         31.50    May         31.34    May         37.80    May        41.45
June           24.25   June        32.50    June        29.00    June        34.60
July           23.91   July        32.34    July        29.00    July        38.70
August         18.38   August      28.91    August      23.25    August      34.65
September      17.88   September   30.03    September   25.63    September   31.75
October        21.19   October     32.31    October     27.63    October     31.15
November       22.50   November    35.28    November    30.06    November    37.54
December       27.13   December    36.72    December    32.25    December    41.05


         The closing price on June 17, 2002 was $39.36.

                          THE TJX COMPANIES, INC. (TJX)

         The TJX Companies, Inc. is a discount retailer of clothing and home fashions in the United States, Canada and Europe. TJX operates under various trade names, including T.J. Maxx, Marshalls and A.J. Wright, in the United States, and Winners, a discount family clothing and home fashions chain in Canada. TJX also operates HomeGoods, a chain of discount home fashions stores in the United States, and T.K. Maxx, a chain of discount family clothing and home fashion stores in the United Kingdom, the Republic of Ireland and The Netherlands.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        8.24    January     14.46    January     8.02     January     15.36    January      20.62
February       9.47    February    13.99    February    7.85     February    15.17    February     18.96
March          11.10   March       16.65    March       10.93    March       15.88    March        19.98
April          10.78   April       16.31    April       9.45     April       15.54    April        21.76
May            11.41   May         14.71    May         10.68    May         16.62    May          21.09
June           11.77   June        16.33    June        9.26     June        15.83
July           11.47   July        16.21    July        8.27     July        16.90
August         10.90   August      14.17    August      9.32     August      17.46
September      8.70    September   13.78    September   11.13    September   16.37
October        9.25    October     13.32    October     13.48    October     16.82
November       12.54   November    12.87    November    12.70    November    18.80
December       14.19   December    10.05    December    13.75    December    19.88


         The closing price on June 17, 2002 was $20.27.


                               WALGREEN CO. (WAG)

         Walgreen Co. is a drugstore retailer that has stores throughout the United States and Puerto Rico. Walgreen's drugstores are engaged in the retail sale of prescription and non-prescription drugs, and carry additional product lines such as general merchandise, cosmetics, toiletries, household items, food and beverages. Customer prescription purchases can be made at Walgreen's drugstores as well as through the mail, telephone and the Walgreen's Web site. Walgreen drugstores sell independent brand name products purchased from domestic and foreign suppliers as well as products marketed under Walgreen's own various trade names.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        16.56   January     31.25    January     27.94    January     40.94    January      36.28
February       18.34   February    32.00    February    25.81    February    44.32    February     40.24
March          17.63   March       28.25    March       25.75    March       40.80    March        39.19
April          17.25   April       26.88    April       28.13    April       42.78    April        37.77
May            17.59   May         23.25    May         28.38    May         40.19    May          38.26
June           20.66   June        29.38    June        32.19    June        34.46
July           21.59   July        28.31    July        31.19    July        33.70
August         19.19   August      23.19    August      32.88    August      34.35
September      22.03   September   25.38    September   37.94    September   34.43
October        24.34   October     25.19    October     45.63    October     32.38
November       26.94   November    29.13    November    44.56    November    33.00
December       29.28   December    29.25    December    41.81    December    33.66


         The closing price on June 17, 2002 was $38.32.

                           WAL-MART STORES, INC. (WMT)

         Wal-Mart Stores, Inc. operates mass merchandising stores, which serve customers primarily through the operation of Wal-Mart discount stores, Wal-Mart Supercenters and Sam's Clubs stores. The Wal-Mart discount stores and Wal-Mart Supercenters offer a wide variety of merchandise, including clothing, household and sporting goods and groceries. Wal-Mart stores sell name-brand merchandise and merchandise sold under Wal-Mart's own brands. Sam's Clubs are warehouse stores, accessible by membership only, that offer bulk-quantity brand name merchandise and grocery items. Wal-Mart has operations in Argentina, Brazil, Canada, Germany, Korea, Mexico, Puerto Rico, The United Kingdom, China and throughout the United States.


               Closing             Closing              Closing              Closing             Closing
    1998       Price      1999      Price      2000      Price      2001      Price     2002      Price
    ----       -------    ----     -------     ----     -------     ----     -------    ----     -------
January        19.91   January     43.00    January     54.75    January     56.80    January    59.98
February       23.16   February    43.06    February    48.88    February    50.09    February   62.01
March          25.41   March       46.09    March       56.50    March       50.50    March      61.30
April          25.28   April       46.00    April       55.38    April       51.74    April      55.86
May            27.56   May         42.63    May         58.00    May         51.75    May        54.10
June           30.38   June        48.25    June        57.63    June        48.80
July           31.56   July        42.25    July        54.94    July        55.90
August         29.50   August      44.31    August      47.44    August      48.05
September      27.31   September   47.56    September   48.13    September   49.50
October        34.53   October     56.69    October     45.38    October     51.40
November       37.66   November    57.50    November    52.19    November    55.15
December       40.72   December    69.13    December    53.13    December    57.55


         The closing price on June 17, 2002 was $58.31.

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                               [GRAPHIC OMITTED]







                        1,000,000,000 Depositary Receipts




                             Retail HOLDRS SM Trust




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                               P R O S P E C T U S
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                                  June 18, 2002





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